UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

OrthoPediatrics Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(IRS Employer Identification No.)

2850 Frontier Drive
Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 1.01. Entry Into a Material Definitive Agreement.

On December 11, 2019, OrthoPediatrics Corp. (the “Company”) and certain stockholders of the Company (the “Selling Stockholders”) entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Jaffray & Co. and Stifel, Nicolaus & Company, Incorporated, acting as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 1,570,000 shares (the “Shares”) of the Company’s common stock, par value $0.00025 per share (the “Common Stock”), of which 1,520,000 shares of Common Stock were offered by the Company and 50,000 shares of Common Stock were offered by the Selling Stockholders. The price to the public is $36.50 per Share, and the Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $34.31 per Share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 235,500 shares of Common Stock (the “Additional Shares”) on the same terms. The Company estimates that the net proceeds from the Offering to it will be approximately $51.8 million, or approximately $59.9 million if the Underwriters exercise in full their option to purchase additional shares of Common Stock, in each case after deducting underwriting discounts and commissions and estimated offering expenses. The Company will not receive any proceeds from the sale of the shares of Common Stock by the Selling Stockholders.

The Offering is being conducted pursuant to effective registration statements on Form S-3 (Registration Nos. 333-228103 and 333-235448) and a related prospectus and prospectus supplement, in each case filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”). The closing of the Offering is expected to occur on or about December 13, 2019, subject to customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company and the Selling Stockholders, as well as customary indemnification obligations of the Company, the Selling Stockholders and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. In addition, subject to certain exceptions, the Company, its officers and directors, the Selling Stockholders, and Squadron Capital LLC, the owner of 35.9% of the Company’s outstanding Common Stock (“Squadron”), have agreed not to sell or otherwise dispose of any of the shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock held by them for a period ending 90 days after the date of the Underwriting Agreement without first obtaining the written consent of Piper Jaffray & Co. and Stifel, Nicolaus & Company, Incorporated.

The Underwriting Agreement has been filed as an exhibit hereto. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the legal opinion and consent of Bingham Greenebaum Doll LLP, counsel to the Company, with respect to the legality of the issuance and sale of Shares and the Additional Shares in the Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On December 10, 2019, the Company issued a press release announcing the commencement of the Offering. On December 11, 2019, the Company issued an additional press release announcing that it had priced the Offering. Copies of the press releases are filed herewith as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On December 11, 2019, the Company filed with the SEC a preliminary prospectus supplement pursuant to Rule 424(b)(5) under the Securities Act (the “Preliminary Prospectus Supplement”) in connection with the Offering. In addition to the information specifically relating to the Offering, the Preliminary Prospectus Supplement also contains updated disclosure of (i) the Company’s current product offerings and products under development, (ii) the status of the Company’s anticipated divesture of the adult product offerings of its subsidiary Vilex in Tennessee, Inc., which products are not core to the Company’s pediatrics business (the “Vilex Adult Business”), including that the Company has entered into a non-binding letter of intent with Squadron for the sale of the Vilex Adult Business at a purchase price of $25.0 million, subject to a working capital adjustment, and (iii) certain risk factors of the Company. Accordingly, the Company is filing certain information with this Current Report on Form 8-K for the purpose of supplementing and updating disclosures contained in the Company’s prior public filings, including those discussed under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 7, 2019. The updated disclosures are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Cautionary Note on Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including but not limited to statements related to the timing and completion of the Offering and the divestiture of the Vilex Adult Business, and the amount of net proceeds expected from such transactions are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks detailed from time to time in the Company’s SEC filings, including those described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as well as those discussed in the Preliminary Prospectus Supplement and accompanying prospectus related to the Offering, the documents incorporated by reference herein and therein, any related free writing prospectus, Exhibit 99.3 to this Current Report on Form 8-K, and subsequent filings with the SEC. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 11, 2019, by and among OrthoPediatrics Corp., the Selling Stockholders and Piper Jaffray & Co. and Stifel, Nicolaus & Company, Incorporated, acting as representatives of the several Underwriters named therein.

5.1	Opinion of Bingham Greenebaum Doll LLP.

23.1	Consent of Bingham Greenebaum Doll LLP (contained in Exhibit 5.1).

99.1	Press Release, titled “OrthoPediatrics Corp. Announces Proposed Public Offering of Common Stock,” dated December 10, 2019.

99.2	Press Release, titled “OrthoPediatrics Corp. Announces Pricing of Offering of Common Stock,” dated December 11, 2019.

99.3	Updated Company Disclosures.

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: December 12, 2019	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary